Putnam
Global
Governmental
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investor perception is one of the most difficult and perplexing aspects of investment management. Analysts can crunch numbers and fund managers can make all sorts of inferences from the steady inflow of data. But so far no one has found a reliable way of measuring what investors are going to think at any given point.

During Putnam Global Governmental Income Trust's fiscal year that ended on October 31, 1999, there were challenges aplenty as the world's central banks either raised interest rates or considered raising them, and inflation looked as though it might heat up as a result of economic growth around the globe. In general, investors' cautious response to these uncertainties during the period had a definite dampening effect on the markets and, therefore, on your fund's results.

In the following report, your fund's managers discuss in detail the global economic environment that prevailed during the period, the strategies they pursued in response to events in individual markets, the fund's performance during fiscal 1999, and their view of prospects for the next fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Managers

D. William Kohli
Jeffrey A. Kaufman

Global fixed-income investors had a difficult time making money in 1999. Strong economic growth in many regions spurred higher interest rates and raised the specter of inflation, a frequent concern for fixed-income investors since it decreases the value of a bond's payments. Your fund was able to benefit from a few bright spots, however, resulting in a roughly flat overall total return for the 12 months ended October 31, 1999. The fund's 30-day SEC yield for class A shares at NAV was 4.97% at the end of October, reflecting slightly higher rates worldwide.

Total return for 12 months ended 10/31/99

     Class A         Class B          Class C           Class M
   NAV     POP     NAV     CDSC     NAV     CDSC      NAV     POP
----------------------------------------------------------------------------
  -0.85%  -5.56%  -1.58%  -6.22%   -1.52%  -2.44%    -1.10%  -4.32%
----------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.


* GLOBAL ECONOMY SHIFTS INTO HIGH GEAR

After years of sluggish economic growth, Europe, Japan, and the emerging markets turned the corner in late 1998 and delivered uniformly strong growth throughout the period, keeping pace with the United States. While this benefited stock investors in many parts of the world, bond investors fared less well. Stronger-than-expected economic growth in the United States and Europe fostered an atmosphere of unease as investors braced themselves for inflation and higher interest rates.

During the fiscal year's second half, preemptive increases in short-term interest rates by the Federal Reserve Board and the Bank of England -- along with indications by other national banks that similar actions would follow -- drove yields higher and prices lower in the United States and across the Continent. Inflation concerns restrained these markets through the period's end despite the fact that their fundamental underpinnings were sound. Another negative during the period was the weakness of the euro, Europe's common currency. The euro lost more than 10% of its value relative to the dollar in 1999, and the weak currency magnified losses in the region as euro-based returns were converted to a relatively stronger dollar.


[GRAPHIC OMITTED: horizontal bar chart SAMPLE BOND MARKET RETURNS]

SAMPLE BOND MARKET RETURNS
(12 months through 10/31/99 in U.S. dollars)

Brazil               20.8%

Japan                11.8%

Mexico               10.4%

Canada                6.7%

United Kingdom       -0.2%

United States        -0.7%

Sweden               -4.4%

Denmark             -10.6%

Germany             -11.7%

Footnote reads:
Sources: Salomon Smith Barney and J.P. Morgan Securities, Inc. The fund's investments in these markets produced returns that may not match those shown. Past performance is no indication of future results.


Investments that made a positive contribution to the portfolio during the year include those in Japan and the emerging markets. Investors renewed their interest in Japanese government bonds in response to proposed fiscal stimulatory packages. A stronger yen relative to the dollar gave the fund's Japanese investments an added boost in the same way that the declining euro detracted from the fund's European investments.

Latin American markets performed extremely well during the period. The attractive valuations and higher-yielding potential of most emerging-markets debt became too compelling for investors to ignore, particularly in light of accelerating global economic growth. The possibility that Mexico's bonds might be elevated to investment-grade status in 2000 further enhanced perceptions of its sovereign creditworthiness. The fund's emerging-markets holdings also provided exceptional yields, more than seven percentage points above comparable U.S. Treasuries in some cases.


[GRAPHIC OMITTED: horizontal bar chart GEOGRAPHIC DIVERSIFICATION (10/31/99)]

GEOGRAPHIC DIVERSIFICATION (10/31/99)*

United States      35.7%

United Kingdom     13.5%

Other              11.2%

Canada              9.8%

Germany             8.7%

Sweden              6.7%

Netherlands         4.4%

France              4.1%

Australia           3.3%

Spain               3.2%

Footnote reads:
*Based on net assets. Country allocations will vary over time.


Until the year's second quarter, the fund's corporate bond holdings shared in a sector-wide rebound from the sharp losses associated with 1998's flight to quality. Stronger economic growth and rapid industry consolidation also contributed to performance. Toward the end of the year, however, these bonds suffered from a flood of new supply that came to market. Corporations were seeking to refinance their debt ahead of rising interest rates, and some firms wanted to secure financing in advance of the new year to avoid any potential Y2K problems.

* STRATEGY FOCUSED ON HIGHER-YIELDING SECTORS

As the period progressed, we gradually increased the fund's allocation to emerging-markets debt, taking it from roughly 5% of net assets at the start of the year up to 8.5% at year-end, including Brady bonds. In our estimation, the valuations and yields in this sector are especially attractive at present. Year to date, emerging-markets bonds have been the best performing fixed-income asset class in the world largely because of the recoveries under way in many world economies and a willingness on the part of investors to participate in these markets after the so-called Asian flu of 1998. At the end of October, the fund had emerging-markets representation in Mexico, Brazil, Argentina, and Venezuela.

Outside the emerging markets, we added to the fund's high-yielding corporate bonds, particularly in Europe. At the moment, Europe is going through a corporate renaissance similar to the restructuring that took place in the United States in the early 1990s. Industries are becoming less rigidly regulated and corporations are increasingly focused on delivering shareholder value.

Corporations that previously went to banks for financing are now gaining flexibility and saving money by going directly to the debt markets. Telecommunications is a particularly active sector. Recently deregulated, the industry is dominated by aggressive companies striving to carve out market share in this growing business, often through mergers and acquisitions. In October, for example, German wireless giant Mannesmann made a bid for Britain's Orange PLC, a portfolio holding. Less than a month later, Vodafone AirTouch, a British corporation, offered $137 billion for Mannesmann in what would amount to the biggest takeover ever. Mannesmann's shareholders rejected the bid.

"With exposure to Europe, the emerging markets, and the growing market for corporate bonds, we believe Putnam Global Governmental Income Trust is well positioned for the coming months."

-- D. William Kohli, portfolio manager


Other corporate bond issues that performed well for the fund during the period include Nextel, Charter Communications, and Microcel Telecommunications. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

In the government sector, we reduced the fund's position in Europe in the first half of the year because growth predictions were strong and the implications for interest rates negative. In hindsight, this proved to be a good move, since the bond markets in the region generally delivered poor results. However, by the end of the period we had begun to reinstate our position in these markets. We also began to increase the fund's exposure to the euro, which we believe has passed its low point relative to the dollar and may benefit from stronger European economic growth in the coming months.

We phased out the fund's position in Japanese bonds gradually during the year. Although this market provided one of the few positive returns over the period, we believe it offers limited potential for further gains. Because the yields on Japanese bonds are already among the lowest in the world, committing more of the fund's assets to Japan may also hurt the fund's yield. Beyond these immediate concerns, we believe there are structural problems in Japan that make it a poor investment choice. Perhaps the greatest difficulty is Japan's enormous fiscal deficit, now more than 10% of annual gross domestic product and the largest in the world in dollar terms. An aging population will only increase the need for government bond issuance, which is likely to tip the supply/demand balance in favor of too much supply and result in higher yields down the road, making today's low-yielding bonds less attractive by comparison.

* MARKET FUNDAMENTALS SEEN IMPROVING

Even though yields are still relatively low from a historical standpoint, the outlook for the world's government bonds is good from a price appreciation standpoint. At the moment, every major government but Japan is running a fiscal surplus, which reduces the need to borrow and therefore affects the supply of bonds. If this trend continues, investor demand for income may outstrip supply, resulting in higher bond prices in many markets. Although economic growth has picked up around the world, new technologies and fierce global competition continue to keep inflation at bay.

In our opinion, interest rates may move up slightly in the near term but a trend toward significantly higher rates is unlikely. This is particularly true in Europe, where there is still a serious unemployment problem. With exposure to Europe, the emerging markets, and the growing market for corporate bonds, we believe your fund is well positioned for the coming months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Any government backing only guarantees that the fund's government-backed holdings will make timely payment of interest and principal. Mortgage-backed securities may be subject to prepayment risk.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Governmental Income Trust is designed for investors seeking high current income by investing principally in debt securities of foreign and U.S. government entities, including supranational issuers. Preservation of capital and long-term total return are secondary objectives.




TOTAL RETURN FOR PERIODS ENDED 10/31/99

                        Class A          Class B              Class C            Class M
(inception dates)       (6/1/87)         (2/1/94)            (7/26/99)           (3/17/95)
                      NAV      POP     NAV      CDSC       NAV       CDSC      NAV       POP
-----------------------------------------------------------------------------------------------
1 year                -0.85%   -5.56%   -1.58%   -6.22%    -1.52%    -2.44%    -1.10%    -4.32%
-----------------------------------------------------------------------------------------------
5 years               24.66    18.78    20.13    18.35     20.14     20.14     23.06     19.04
Annual average         4.51     3.50     3.74     3.43      3.74      3.74      4.24      3.55
-----------------------------------------------------------------------------------------------
10 years              93.22    84.02    79.16    79.16     79.34     79.34     88.27     82.19
Annual average         6.81     6.29     6.00     6.00      6.02      6.02      6.53      6.18
-----------------------------------------------------------------------------------------------
Life of fund         161.43   149.08   136.58   136.58    138.23    138.23    151.54    143.32
Annual average         8.04     7.62     7.18     7.18      7.24      7.24      7.71      7.42
-----------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/99

                                 Salomon Bros.
                                  World Govt.          Consumer
                                  Bond Index         price index
----------------------------------------------------------------------
1 year                              -2.46%              2.69%
----------------------------------------------------------------------
5 years                             36.73              12.51
Annual average                       6.46               2.39
----------------------------------------------------------------------
10 years                           124.06              33.92
Annual average                       8.40               2.96
----------------------------------------------------------------------
Life of fund                       163.87              48.72
Annual average                       8.13               3.25
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/89

                                           Salomon Bros.
                        Fund's class A      World Govt.      Consumer price
Date                     shares at POP      Bond Index           index

10/31/89                     9,523            10,000            10,000
10/31/90                    11,389            11,141            10,629
10/31/91                    12,800            12,400            10,939
10/31/92                    14,200            14,122            11,290
10/31/93                    15,692            15,814            11,600
10/31/94                    14,762            16,386            11,903
10/31/95                    16,146            18,877            12,237
10/31/96                    18,158            19,890            12,604
10/31/97                    18,772            20,409            12,866
10/31/98                    18,559            22,970            13,041
10/31/99                   $18,402           $22,406           $13,392

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,916 and $17,934, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,827 ($18,219 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

                             Class A      Class B    Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)         12           12          3            12
-------------------------------------------------------------------------------
Income                      $0.717       $0.635      $0.162       $0.689
-------------------------------------------------------------------------------
Return of capital            0.093        0.083       0.021        0.089
-------------------------------------------------------------------------------
Capital gains                   --           --          --           --
-------------------------------------------------------------------------------
  Total                     $0.810       $0.718      $0.183       $0.778
-------------------------------------------------------------------------------
Share value:              NAV     POP       NAV        NAV      NAV      POP
-------------------------------------------------------------------------------
10/31/98                 $12.82  $13.46  $12.79          --   $12.77   $13.20
-------------------------------------------------------------------------------
7/26/99*                     --      --      --      $12.05       --       --
-------------------------------------------------------------------------------
10/31/99                  11.91    12.50  11.88       11.91    11.86    12.26
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current dividend rate1     6.55%    6.24%  5.76%       5.94%    6.27%    6.07%
-------------------------------------------------------------------------------
Current 30-day SEC yield2  4.97     4.73   4.21        4.18     4.71     4.56
-------------------------------------------------------------------------------

* Inception of class C shares.

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                      Class A            Class B            Class C             Class M
(inception dates)     (6/1/87)          (2/1/94)           (7/26/99)           (3/17/95)
                    NAV      POP      NAV      CDSC      NAV       CDSC      NAV       POP
--------------------------------------------------------------------------------------------
1 year              2.62%   -2.24%    1.88%   -2.93%     1.87%     0.92%     2.37%    -0.98%
--------------------------------------------------------------------------------------------
5 years            25.50    19.58    20.96    19.17     20.90     20.90     23.82     19.78
Annual average      4.65     3.64     3.88     3.57      3.87      3.87      4.37      3.68
--------------------------------------------------------------------------------------------
10 years           94.58    85.33    80.45    80.45     80.35     80.35     89.51     83.42
Annual average      6.88     6.36     6.08     6.08      6.07      6.07      6.60      6.25
--------------------------------------------------------------------------------------------
Life of fund      161.52   149.17   136.83   136.83    138.24    138.24    151.70    143.47
Annual average      8.11     7.69     7.24     7.24      7.29      7.29      7.77      7.48
--------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Salomon Brothers World Government Bond Index is an index that tracks the performance of the 14 government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and the United States. Country eligibility is determined by market capitalization and investability criteria. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at

http://www.putnaminv.com


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

To the Trustees and Shareholders of
Putnam Global Governmental Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Governmental Income Trust (the "fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999




The fund's portfolio
October 31, 1999

FOREIGN GOVERNMENT BONDS AND NOTES (52.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD       3,135,000  Argentina (Republic of) unsub. 11 3/4s, 2009                                           $    3,072,300
AUD      16,815,000  Australia (Government of) bonds
                       Ser. 808, 8 3/4s, 2008                                                                   12,183,164
USD       3,812,000  Brazil (Federal Republic of) notes
                       14 1/2s, 2009                                                                             3,950,376
CAD      48,270,000  Canada (Government of) bonds
                       4 1/2s, 2001                                                                             32,208,439
USD       3,500,000  Colombia (Republic of) unsub.
                       8 5/8s, 2008                                                                              2,988,300
DKK      58,805,000  Denmark (Kingdom of) bonds 4s, 2001                                                         8,325,530
EUR      14,815,000  France (Government of) deb. 4s, 2009                                                       14,217,467
EUR       8,445,000  Germany (Federal Republic of) bonds
                       Ser. 98, 5 5/8s, 2028                                                                     8,678,504
EUR       8,625,000  Germany (Federal Republic of) notes
                       Ser. 99, 3s, 2001                                                                         8,986,206
EUR       7,535,000  Netherlands (Government of) bonds
                       5 1/2s, 2028                                                                              7,501,115
EUR       2,602,382  Spain (Government of) bonds 6s, 2029                                                        2,756,626
EUR       8,730,000  Spain (Government of) bonds 5.15s, 2009                                                     9,044,996
SEK      16,700,000  Sweden (Government of) bonds Ser. 1041,
                       6 3/4s, 2014                                                                              2,184,177
SEK      67,000,000  Sweden (Government of) bonds Ser. 1035,
                       6s, 2005                                                                                  8,364,887
SEK     111,700,000  Sweden (Government of) bonds Ser. 1039,
                       5 1/2s, 2002                                                                             13,773,976
GBP      11,435,000  United Kingdom Treasury bonds 10s, 2003                                                    21,157,145
GBP      15,490,000  United Kingdom Treasury bonds 7s, 2002                                                     25,947,827
USD       3,265,000  United Mexican States bonds Ser. XW,
                       10 3/8s, 2009                                                                             3,322,138
USD       5,360,000  Venezuela (Government of) bonds
                       9 1/4s, 2027                                                                              3,604,600
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $196,967,376)                                                                  $  192,267,773

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (20.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Treasury Obligations (20.2%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
        $11,490,000    6 3/8s, August 15, 2027                                                              $   11,450,474
          7,370,000    6 1/8s, August 15, 2029                                                                   7,337,719
                     U.S. Treasury Notes
          3,250,000    6 5/8s, April 30, 2002 (SEG)                                                              3,306,355
          8,415,000    6 1/8s, August 15, 2007                                                                   8,382,097
         11,140,000    5 1/2s, May 15, 2009                                                                     10,685,711
                     U.S. Treasury Notes
         12,335,000    4 1/4s, November 15, 2003                                                                11,589,103
         21,152,683    3 7/8s, January 15, 2009                                                                 20,756,070
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $75,797,059)                                                                   $   73,507,529

CORPORATE BONDS AND NOTES (19.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Airlines (0.1%)
--------------------------------------------------------------------------------------------------------------------------
        $   500,000  Canadian Airlines Corp. secd. notes
                       10s, 2005 (Canada)                                                                   $      412,500

Automotive Parts (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                       478,750

Banks (4.0%)
--------------------------------------------------------------------------------------------------------------------------
            750,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                        696,660
DEM       3,915,000  Hypothekenbank in Essen AG 144A jumbo brief
                       Ser. 524, 4s, 2009 (Germany)                                                              3,688,598
EUR       9,811,900  Kreditanstalt Fuer Wiederauf bonds 5s, 2009 (Germany)                                      10,056,310
                                                                                                            --------------
                                                                                                                14,441,568

Broadcasting (0.3%)
--------------------------------------------------------------------------------------------------------------------------
        $   500,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                               507,500
            550,000  Sinclair Broadcast Group, Inc. company guaranty
                       9s, 2007                                                                                    517,000
                                                                                                            --------------
                                                                                                                 1,024,500

Building Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
EUR         500,000  American Standard, Inc. company guaranty
                       7 1/8s, 2006                                                                                508,555
DEM       1,000,000  Geberit International AG company guaranty
                       10 1/8s, 2007 (Switzerland)                                                                 603,570
EUR         750,000  Go Outdoor Systems Holding S.A. 144A sr. sub. notes
                       10 1/2s, 2009 (France)                                                                      818,168
EUR         750,000  Kappa Beheer BV 144A company guaranty
                       10 5/8s, 2009 (Netherlands)                                                                 802,358
                                                                                                            --------------
                                                                                                                 2,732,651

Business Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
        $   500,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                               528,750
GBP         500,000  TDL Infomedia Group Ltd. 144A sr. sub. notes
                       12 1/8s, 2009 (United Kingdom)                                                              799,346
                                                                                                            --------------
                                                                                                                 1,328,096

Cable Television (0.3%)
--------------------------------------------------------------------------------------------------------------------------
        $   220,000  Adelphia Communications Corp. sr. notes
                       7 7/8s, 2009                                                                                198,000
            270,000  Charter Communications Holdings LLC sr. notes
                       8 5/8s, 2009                                                                                253,800
            500,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                     472,680
            130,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero %, (9 1/4s, 4/15/04) 2009
                       (United Kingdom) (STP)                                                                       78,975
                                                                                                            --------------
                                                                                                                 1,003,455

Cellular Communications (0.4%)
--------------------------------------------------------------------------------------------------------------------------
CAD       1,000,000  Clearnet Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/04), 2009
                       (Canada) (STP)                                                                              380,745
     $      200,000  NEXTEL Communications, Inc. sr. disc. notes
                       stepped-coupon zero % (10.65s, 9/15/02), 2007 (STP)                                         150,000
GBP         500,000  Orange PLC sr. notes 8 5/8s, 2008 (United Kingdom)                                            838,389
                                                                                                            --------------
                                                                                                                 1,369,134

Chemicals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
EUR         500,000  Huntsman ICI Chemicals Inc. sr. sub. notes
                       10 1/8s, 2009                                                                               520,413

Computer Services and Software (0.1%)
--------------------------------------------------------------------------------------------------------------------------
     $      500,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                           478,750

Cosmetics (--%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  Revlon Consumer Products sr. sub. notes
                       8 5/8s, 2008                                                                                148,400

Electric Utilities (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                          470,000
            500,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                           549,885
            500,000  Midwest Energy Co. 144A notes 8.7s, 2009                                                      504,125
            180,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                            183,600
                                                                                                            --------------
                                                                                                                 1,707,610

Electronics (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                      523,750

Entertainment (--%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                                    147,000

Financial Services (8.9%)
--------------------------------------------------------------------------------------------------------------------------
DKK       6,147,000  Realkredit Danmark mortgage 7s, 2029 (Denmark)                                                853,544
EUR         500,000  BSN Financing Co S.A. 144A company guaranty
                       10 1/4s, 2009 (Luxembourg)                                                                  533,588
     $      220,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                    37,400
EUR       9,025,000  DSL Finance NV bonds 5 3/4s, 2009 (Netherlands)                                             4,912,223
     $    7,130,000  Fannie Mae notes 6 1/2s, 2004                                                               7,142,264
         19,675,000  Fannie Mae notes 5 1/8s, 2004                                                              18,703,449
            280,000  RBF Finance Co. company guaranty 11s, 2006                                                    296,800
                                                                                                            --------------
                                                                                                                32,479,268

Food Chains (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Southland Corp. sr. sub. deb. 5s, 2003                                                        431,250

Gaming (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            110,000  Argosy Gaming Co. company guaranty 10 3/4s, 2009                                              113,300
            170,000  Hollywood Casino Corp. company guaranty
                       11 1/4s, 2007                                                                               170,850
                                                                                                            --------------
                                                                                                                   284,150

Health Care (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                              217,323
DEM         750,000  Fresenius Medical Capital Trust II company guaranty
                       7 3/8s, 2008 (Germany)                                                                      410,239
                                                                                                            --------------
                                                                                                                   627,562

Metals and Mining (0.2%)
--------------------------------------------------------------------------------------------------------------------------
     $      270,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                  245,700
            250,000  P & L Coal Holdings Corp. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                        238,125
            350,000  WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                                   342,125
                                                                                                            --------------
                                                                                                                   825,950

Oil and Gas (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  CMS Energy Corp. pass-through certificates 7s, 2005                                           471,975
            750,000  Gulf Canada Resources Ltd. sr. sub. notes
                       9 5/8s, 2005 (Canada)                                                                       759,375
                                                                                                            --------------
                                                                                                                 1,231,350

Packaging and Containers (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                     483,060
            250,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                               251,250
                                                                                                            --------------
                                                                                                                   734,310

Paper and Forest Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  Repap New Brunswick sr. notes 10 5/8s,
                       2005 (Canada)                                                                               177,500
            500,000  Tembec Industries, Inc. company guaranty 8 5/8s,
                       2009 (Canada)                                                                               487,500
                                                                                                            --------------
                                                                                                                   665,000

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            170,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                         162,350

Telecommunications (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            630,000  Carrier1 Intl. S.A. sr. notes Ser. B, 13 1/4s, 2009
                       (Luxembourg)                                                                                645,750
EUR         500,000  Esat Telecom Group PLC sr. unsub. notes
                       11 7/8s, 2009 (Ireland)                                                                     538,858
EUR       1,000,000  Hermes Europe Railtel BV 144A sr. notes
                       10 3/8s, 2006 (Netherlands)                                                               1,075,080
     $      750,000  Microcell Telecommunications sr. disc. notes
                       stepped-coupon Ser. B, zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                              616,875
GBP         250,000  NTL Inc. sr. unsub. notes 9 1/2s, 2008                                                        396,591
DEM         750,000  RSL Communications PLC bonds stepped-coupon
                       zero % (10s, 3/15/03), 2008 (United Kingdom) (STP)                                          230,380
EUR         750,000  United Pan-Europe NV 144A sr. notes
                       10 7/8s, 2009 (Netherlands)                                                                 770,738
     $      700,000  Versatel Telecom BV sr. notes 13 1/4s, 2008 (Netherlands)                                     693,000
                                                                                                            --------------
                                                                                                                 4,967,272

Telephone Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            140,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                                 81,200
            180,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                               159,300
DEM       1,000,000  Viatel, Inc. sr. disc. notes stepped-coupon zero %
                       (12.4s, 4/15/03), 2008 (STP)                                                                299,090
                                                                                                            --------------
                                                                                                                   539,590

Utilities (0.1%)
--------------------------------------------------------------------------------------------------------------------------
     $      360,000  Public Service Co. of New Mexico sr. notes
                       Ser. A, 7.1s, 2005                                                                          355,810
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $73,056,369)                                                                   $   69,620,439

BRADY BONDS (3.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $    8,898,895  Brazil (Republic of) bonds 8s, 2014 (POR)                                              $    5,940,013
          8,375,000  United Mexican States Sec. Ser. W-B, 6 1/4s, 2019                                           6,260,313
                                                                                                            --------------
                     Total Brady Bonds (cost $12,281,176)                                                   $   12,200,326

PURCHASED OPTIONS OUTSTANDING (2.9%) (a)                                           EXPIRATION DATE/
CONTRACT AMOUNT                                                                    STRIKE PRICE                      VALUE
--------------------------------------------------------------------------------------------------------------------------
      3,600,000,000  U.S. Dollars in exchange for
                        Japanese Yen (Call)                                        Feb. 00/100 JPY          $   10,692,145
            222,500  U.S. Dollars in exchange for
                       Japanese Yen (Put)                                          Dec. 99/87 JPY                    8,900
                                                                                                            --------------
                     Total Purchased Options Outstanding
                       (cost $9,575,411)                                                                    $   10,701,045

WARRANTS (--%) (a) (NON)                                                           EXPIRATION
NUMBER OF WARRANTS                                                                 DATE                              VALUE
--------------------------------------------------------------------------------------------------------------------------
                630  Network Plus Corp.                                            2/19/09                  $       12,600
                 90  R&B Falcon Corp. 144A                                         5/1/09                           22,500
                 50  Telehub Communications Corp.                                  7/31/05                             250
                950  Versatel Telecom B.V. 144A (Netherlands)                      5/15/08                         137,750
                                                                                                            --------------
                     Total Warrants (cost $43,245)                                                          $      173,100

COMMON STOCKS (--%) (a) (cost $403,384)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             11,327  PSF Holdings LLC, Class A (NON)                                                        $      141,588

PREFERRED STOCKS (--%) (a) (cost $84,091)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                 93  R&B Falcon Corp. $13.875 pfd.                                                          $       91,140

SHORT-TERM INVESTMENTS (2.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 3,700,000  Merrill Lynch & Co. effective yield of 5.23%,
                       November 5, 1999                                                                     $    3,697,850
          4,310,000  Interest in $462,305,000 joint repurchase agreement dated October 29, 1999 with Warburg Securities
                       due November 1, 1999 with respect to various U.S.
                       Treasury obligations -- maturity value of $4,311,875
                       for an effective yield of 5.22%                                                           4,310,000
                                                                                                            --------------
                     Total Short-Term Investments (cost $8,007,850)                                         $    8,007,850
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $376,215,961) (b)                                              $  366,710,790
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $364,388,241.

  (b) The aggregate identified cost on a tax basis is $379,417,891, resulting in gross unrealized appreciation and depreciation of $4,395,269 and $17,102,370, respectively, or net unrealized depreciation of $12,707,101.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(POR) A portion of the income will be received in additional securities.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31,1999 (as percentage of Market Value)

      United States      35.4%
      United Kingdom     13.4
      Canada              9.7
      Germany             8.7
      Sweden              6.6
      Netherlands         4.3
      France              4.1
      Australia           3.3
      Spain               3.2
      Brazil              2.7
      Mexico              2.6
      Denmark             2.5
      Venezuela           1.0
      Other               2.5
                        -----
      Total             100.0%
                        =====

-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at October 31, 1999
(aggregate face value $661,789,716)
                                                                   Unrealized
                                     Aggregate Face   Delivery    Appreciation/
                      Market Value       Value          Date     (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars   $  9,231,183    $  9,527,429     2/3/2000   $  (296,246)
Euro Dollar           247,937,418     250,226,700     2/3/2000    (2,289,282)
Japanese Yen          380,547,142     366,842,790     2/3/2000    13,704,352
Swiss Franc            35,221,515      35,192,797     2/3/2000        28,718
-------------------------------------------------------------------------------
                                                                 $11,147,542
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1999
(aggregate face value $604,679,414)
                                                                   Unrealized
                           Market    Aggregate Face   Delivery    Appreciation/
                            Value        Value          Date     (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars   $  5,627,304    $  5,731,513     2/3/2000  $    104,209
Canadian Dollar        27,901,035      27,485,743     2/3/2000      (415,292)
Danish Krone            6,706,514       6,760,746     2/3/2000        54,232
Euro Dollar           198,278,831     199,816,374     2/3/2000     1,537,543
British Pounds         34,149,849      33,914,956     2/3/2000      (234,893)
Japanese Yen          326,743,476     314,612,538     2/3/2000   (12,130,938)
Swedish Krona          16,282,689      16,357,544     2/3/2000        74,855
-------------------------------------------------------------------------------
                                                                $(11,010,284)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999
                                                                   Unrealized
                                     Aggregate Face   Expiration  Appreciation/
                      Total Value     Value              Date    (Depreciation)
-------------------------------------------------------------------------------
Euro Euribor (long)   $84,067,769     $84,040,460       Jun-00      $ 27,309
Euro Euribor (long)    56,081,693      56,080,345       Mar-00         1,348
Euro Euribor (long)   112,524,000     112,473,120       Sep-00        50,880
Euro Euribor (long)   121,266,781     121,778,353       Dec-99      (511,572)
Euro Euribor (short)   28,456,433      28,597,479       Dec-00       141,046
Euro Euribor (short)   20,333,759      20,409,917       Dec-99        76,158
Euro Euribor (short)   29,123,721      29,260,589       Jun-00       136,868
Euro Euribor (short)   27,110,502      27,198,090       Jun-01        87,588
Euro Euribor (short)   21,336,060      21,425,800       Mar-00        89,740
Euro Euribor (short)   27,669,069      27,802,007       Mar-01       132,938
Euro Euribor (short)   28,799,879      28,939,298       Sep-00       139,419
Euro Euribor (short)  139,958,469     139,893,192       Sep-00       (65,277)
U.S. Treasury Bond
  (long)               11,245,781      11,343,745       Dec-99       (97,964)
U.S. Treasury Notes
10yr (short)           21,943,750      21,899,270       Dec-99       (44,480)
-------------------------------------------------------------------------------
                                                                    $164,001
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $376,215,961) (Note 1)        $366,710,790
-----------------------------------------------------------------------------------------------
Cash                                                                                     54,059
-----------------------------------------------------------------------------------------------
Foreign currency (cost $2,299,977)                                                    2,326,148
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                        7,190,816
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  115,609
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,489,937
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         339,970
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       15,503,909
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                         42,742
-----------------------------------------------------------------------------------------------
Total assets                                                                        393,773,980

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     8,114
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     10,798,927
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                              845,463
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            660,019
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               72,987
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            36,229
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                620
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  140,808
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                          15,366,651
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                         1,428,575
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   27,346
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    29,385,739
-----------------------------------------------------------------------------------------------
Net assets                                                                         $364,388,241

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $428,450,979
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             10,799
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                              (54,808,915)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                    (9,264,622)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding          $364,388,241

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($132,599,808 divided by 11,130,768 shares)                                              $11.91
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $11.91)*                                  $12.50
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($30,309,667 divided by 2,551,175 shares)**                                              $11.88
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($49,582 divided by 4,164 shares)**                                                      $11.91
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($201,429,184 divided by 16,981,973 shares)                                              $11.86
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $11.86)*                                  $12.26
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Interest (net of foreign tax of $182,492)                                           $28,948,975
-----------------------------------------------------------------------------------------------
Dividends                                                                                 4,867
-----------------------------------------------------------------------------------------------
Total investment income                                                              28,953,842

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,593,565
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          724,349
-----------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                       20,224
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          8,928
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   533,156
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   338,930
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                        83
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 1,094,886
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  30,205
-----------------------------------------------------------------------------------------------
Auditing                                                                                 57,823
-----------------------------------------------------------------------------------------------
Legal                                                                                     5,895
-----------------------------------------------------------------------------------------------
Other                                                                                    28,377
-----------------------------------------------------------------------------------------------
Total expenses                                                                        6,436,421
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (36,696)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          6,399,725
-----------------------------------------------------------------------------------------------
Net investment income                                                                22,554,117
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (27,644,472)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (668,456)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions                                   26,477,760
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                  (16,025,040)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                   (10,380,128)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (28,240,336)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(5,686,219)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                             $  22,554,117    $ 30,708,121
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                        (1,835,168)    (50,800,739)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                        (26,405,168)     13,268,044
---------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                 (5,686,219)     (6,824,574)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (10,609,623)     (9,890,406)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (1,489,382)     (1,207,442)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                (419)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (10,454,693)     (8,427,540)
---------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                                          (1,754,541)             --
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (246,303)             --
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                 (69)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,728,919)             --
---------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                                          (1,602,595)     (9,983,386)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                            (224,973)     (1,218,794)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                 (63)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (1,579,192)     (8,506,768)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                       (103,730,719)    188,890,353
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (139,107,710)    142,831,443

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   503,495,951     360,664,508
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net income of $10,799 and
$15,550,349, respectively)                                                         $364,388,241    $503,495,951
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                     Year ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.82           $13.94           $14.49           $13.62           $13.33
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .62(c)           .77(c)           .71(c)           .83(c)          1.00
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.72)            (.95)            (.24)             .82              .19
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.10)            (.18)             .47             1.65             1.19
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.62)            (.47)            (.59)            (.78)            (.62)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 (.10)              --             (.43)              --               --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                            (.09)            (.47)              --               --             (.28)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.81)            (.94)           (1.02)            (.78)            (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $11.91           $12.82           $13.94           $14.49           $13.62
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (0.85)           (1.14)            3.38            12.46             9.38
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $132,600         $253,611         $316,837         $343,125         $366,476
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.21             1.26             1.29             1.32             1.34
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         5.02             5.90             4.90             5.93             7.19
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          290.27           561.48           638.66           429.38           300.66
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                      Year ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.79           $13.90           $14.45           $13.60           $13.31
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .55(c)           .67(c)           .59(c)           .72(c)           .77
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.74)            (.94)            (.23)             .81              .33
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.19)            (.27)             .36             1.53             1.10
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.55)            (.42)            (.52)            (.68)            (.55)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 (.09)              --             (.39)              --               --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                            (.08)            (.42)              --               --             (.26)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.72)            (.84)            (.91)            (.68)            (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $11.88           $12.79           $13.90           $14.45           $13.60
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (1.58)           (1.87)            2.62            11.57             8.63
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $30,310          $36,017          $41,322          $41,106          $30,910
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.96             2.01             2.04             2.07             2.09
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.26             5.17             4.22             5.13             6.59
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          290.27           561.48           638.66           429.38           300.66
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                       July 26, 1999+
operating performance                                                                                            to October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                 $12.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                  .14(c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                            (.10)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                  .04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                     (.14)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                     (.02)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                   (.18)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                       $11.91
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                 .37*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $50
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                              .53*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                             1.29*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                              290.27
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 For the period
Per-share                                                                                                        Mar. 17, 1995+
operating performance                                              Year ended October 31                           to Oct. 31
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $12.77           $13.89           $14.44           $13.59           $12.81
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .59(c)           .76(c)           .66(c)           .77(c)           .49
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        (.72)            (.95)            (.23)             .83              .88
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             (.13)            (.19)             .43             1.60             1.37
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.59)            (.46)            (.56)            (.75)            (.40)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                 (.10)              --             (.42)              --               --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                            (.09)            (.47)              --               --             (.19)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.78)            (.93)            (.98)            (.75)            (.59)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $11.86           $12.77           $13.89           $14.44           $13.59
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                           (1.10)           (1.28)            3.15            12.14            10.87*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $201,429         $213,868           $2,506           $1,892             $509
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.46             1.51             1.54             1.58              .96*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         4.76             5.55             4.74             5.52             4.78*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          290.27           561.48           638.66           429.38           300.66
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Global Governmental Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing principally in debt securities of foreign or U.S. governmental entities, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return, consistent with high current income.

The fund offers class A, class B, class C and class M shares. The fund began offering Class C shares on July 26, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price.

Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic stability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 1999, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $51,889,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                  Expiration
--------------                  ----------------
   $ 5,449,000                  October 31, 2003
    24,813,000                  October 31, 2006
    21,627,000                  October 31, 2007

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, dividends payable, unrealized gains and losses on certain futures contracts, market discount, and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $19,290,980 to decrease distributions in excess of net investment income and an increase to accumulated net realized losses of $19,290,980. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter. Prior to July 1, 1999, the management fees were as follows, 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $36,696 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $777 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $11,112 and $192,771 from the sale of class A and class M shares, respectively and $68,231 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $2,090 and no monies on class A and class C redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $542,058,806 and $584,500,725, respectively. Purchases and sales of U.S. government obligations aggregated $691,887,317 and $744,179,540, respectively.

Note 4
Capital shares

At October 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,598,128      $  46,357,753
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      912,781         10,387,268
-----------------------------------------------------------------------------
                                                 4,510,909         56,745,021

Shares
repurchased                                    (13,162,037)      (161,767,035)
-----------------------------------------------------------------------------
Net decrease                                    (8,651,128)     $(105,022,014)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,478,314       $ 45,389,551
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,232,502         16,052,340
-----------------------------------------------------------------------------
                                                 4,710,816         61,441,891

Shares
repurchased                                     (7,653,407)      (100,251,624)
-----------------------------------------------------------------------------
Net decrease                                    (2,942,591)      $(38,809,733)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,129,520        $14,123,183
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      133,852          1,657,295
-----------------------------------------------------------------------------
                                                 1,263,372         15,780,478

Shares
repurchased                                     (1,529,059)       (18,951,466)
-----------------------------------------------------------------------------
Net decrease                                      (265,687)       $(3,170,988)
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,505,220        $19,607,542
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      153,614          1,994,786
-----------------------------------------------------------------------------
                                                 1,658,834         21,602,328

Shares
repurchased                                     (1,814,622)       (23,589,537)
-----------------------------------------------------------------------------
Net decrease                                      (155,788)       $(1,987,209)
-----------------------------------------------------------------------------

                                                 For the period July 26, 1999
                                                 (commencement of operations)
                                                          to October 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                          4,149            $49,506
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           27                317
-----------------------------------------------------------------------------
                                                     4,176             49,823

Shares
repurchased                                            (12)              (146)
-----------------------------------------------------------------------------
Net increase                                         4,164            $49,677
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      6,132,742        $77,444,771
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        8,333            103,041
-----------------------------------------------------------------------------
                                                 6,141,075         77,547,812

Shares
repurchased                                     (5,912,852)       (73,135,206)
-----------------------------------------------------------------------------
Net increase                                       228,223        $ 4,412,606
-----------------------------------------------------------------------------

                                                  Year ended October 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     25,255,616       $338,237,961
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,841            140,813
-----------------------------------------------------------------------------
                                                25,266,457        338,378,774

Shares
repurchased                                     (8,693,157)      (108,691,479)
-----------------------------------------------------------------------------
Net increase                                    16,573,300       $229,687,295
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

For the year ended 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminv.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

*DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.



The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds-three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Edward H. D'Alelio
Vice President

D. William Kohli
Vice President and Fund manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Global Governmental Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


AN031-56798 041/220/906 12/99